UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-10501

Name of Fund: BlackRock Municipal 2018 Term Trust (BPK)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended June 30, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended June 30, 2018, municipal bond funds experienced net inflows of approximately $22 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $374 billion (well below the $407 billion issued in the prior 12-month period), but displayed significant month-to-month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of June 30, 2018
6 months: (0.02)%
12 months: 1.61%

A Closer Look at Yields

From June 30, 2017 to June 30, 2018, yields on AAA-rated 30-year municipal bonds increased by 15 basis points (“bps”) from 2.79% to 2.94%, while 10-year rates increased by 47 bps from 1.99% to 2.46% and 5-year rates increased by 64 bps from 1.35% to 1.99% (as measured by Thomson Municipal Market Data). The municipal yield curve flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 43 bps, led by 32 bps of flattening between 10- and 30-year maturities.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of June 30, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through TOB Trusts as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue debt up to 33 1/3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

THE BENEFITS AND RISKS OF LEVERAGING	5

Trust Summary as of June 30, 2018	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives are to seek to provide current income exempt from regular U.S. federal and California income taxes and to return $15 per common share to holders of common shares (the initial public offering price per common share) on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are judged by the investment adviser to be of investment grade quality. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

The Trust is scheduled to terminate on or before December 31, 2018 pursuant to the Trust’s agreement and declaration of trust.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2018 ($14.79)(a)	0.20%
Tax Equivalent Yield(b)	0.44%
Current Monthly Distribution per Common Share(c)	$0.0025
Current Annualized Distribution per Common Share(c)	$0.0300
Economic Leverage as of June 30, 2018	—

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

Performance

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BJZ(a)(b)	1.68%	0.77%
Lipper California Municipal Debt Funds(c)	(5.24)	(0.51)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Since the Trust is scheduled to terminate on or about December 31, 2018, its holdings consist of short-term securities with little price sensitivity to changes in prevailing yields. In addition, over 30% of the portfolio was held in cash-equivalent variable rate demand notes. As a result, the Trust posted a positive return for the period even though the broader municipal market lost ground. Consistent with the low degree of price movement of the Trust’s holdings, income made the largest contribution to returns. Its largest sector concentration, utilities, was also an important driver of performance.

•

The negative amortization of premiums on seasoned bond positions approaching their call and maturity dates was a drag on total return. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.) Reinvestment also detracted from performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2018 (continued)	BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$14.79	$14.56	1.58%	$14.85	$14.56
Net Asset Value	14.94	14.84	0.67	14.94	14.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	06/30/18	12/31/17
County/City/Special District/School District	35%	32%
Utilities	22	29
State	13	9
Education	12	10
Transportation	11	9
Health	7	9
Housing	—	1
Tobacco	—	1

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	98%
2019	—
2020	—
2021	—
2022	—

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/18	12/31/17
AAA/Aaa	8%	6%
AA/Aa	81	66
A	4	21
BBB/Baa	5	1
N/R(b)	2	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2018 and December 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 9%, respectively, of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of June 30, 2018	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives are to seek to provide current income exempt from regular U.S. federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds that pay interest that is exempt from regular U.S. federal income taxes (except that the interest may be subject to the U.S. federal AMT). The Trust invests at least 80% of its assets in municipal bonds that are judged by the investment adviser to be of investment grade quality at the time of investment. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

The Trust is scheduled to terminate on or before December 31, 2018 pursuant to the Trust’s agreement and declaration of trust.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2018 ($15.00)(a)	0.40%
Tax Equivalent Yield(b)	0.68%
Current Monthly Distribution per Common Share(c)	$0.0050
Current Annualized Distribution per Common Share(c)	$0.0600
Economic Leverage as of June 30, 2018(d)	—

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BPK(a)(b)	1.77%	0.73%
Lipper Intermediate Municipal Debt Funds(c)	(2.34)	(0.11)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Since the Trust is scheduled to terminate on or about December 31, 2018, its holdings consist of short-term securities with little price sensitivity to changes in prevailing yields. In addition, over 25% of the portfolio was held in cash-equivalent variable rate demand notes. As a result, the Trust posted a positive return for the period even though the broader municipal market lost ground. Consistent with the low degree of price movement of the Trust’s holdings, income made the largest contribution to returns. Its largest sector concentrations, tax-backed state and transportation issues, were also important drivers of performance.

•

The negative amortization of premiums on seasoned bond positions approaching their call and maturity dates was a drag on total return. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.) Reinvestment also detracted from performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2018 (continued)	BlackRock Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$15.00	$14.77	1.56%	$15.01	$14.77
Net Asset Value	15.09	15.01	0.53	15.09	15.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	06/30/18	12/31/17
Transportation	27%	21%
Utilities	25	18
Health	21	14
County/City/Special District/School District	10	21
Education	6	7
Housing	5	2
State	3	9
Corporate	3	6
Tobacco	—	2

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	98%
2019	—
2020	—
2021	—
2022	—

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/18	12/31/17
AAA/Aaa	12%	5%
AA/Aa	52	31
A	21	37
BBB/Baa	4	16
BB/Ba	1	1
CCC/Caa	—	—
N/R(b)	10	10

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2018 and December 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 5%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of June 30, 2018	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives are to seek to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are judged by the investment adviser to be of investment grade quality. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

The Trust is scheduled to terminate on or before December 31, 2018 pursuant to the Trust’s agreement and declaration of trust.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2018 ($14.74)(a)	0.20%
Tax Equivalent Yield(b)	0.40%
Current Monthly Distribution per Common Share(c)	$0.0025
Current Annualized Distribution per Common Share(c)	$0.0300
Economic Leverage as of June 30, 2018	—

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

Performance

Returns for the six months ended June 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BLH(a)(b)	0.37%	0.71%
Lipper New York Municipal Debt Funds(c)	(5.01)	(0.62)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Since the Trust is scheduled to terminate on or about December 31, 2018, its holdings consist of short-term securities with little price sensitivity to changes in prevailing yields. In addition, over 40% of the portfolio was held in cash-equivalent variable rate demand notes. As a result, the Trust posted a positive return for the period even though the broader municipal market lost ground. Consistent with the low degree of price movement of the Trust’s holdings, income made the largest contribution to returns. Its largest sector concentrations, tax-backed local and transportation issues, were also important drivers of performance.

•

The negative amortization of premiums on seasoned bond positions approaching their call and maturity dates was a drag on total return. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.) Reinvestment also detracted from performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2018 (continued)	BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	06/30/18	12/31/17	Change	High	Low
Market Price	$14.74	$14.70	0.27%	$14.84	$14.67
Net Asset Value	14.95	14.86	0.61	14.95	14.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	06/30/18	12/31/17
County/City/Special District/School District	32%	41%
Transportation	26	18
Housing	13	2
Health	11	9
Utilities	10	7
Education	7	12
Corporate	1	1
State	—	8
Tobacco	—	2

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	97%
2019	—
2020	—
2021	—
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/18	12/31/17
AAA/Aaa	25%	14%
AA/Aa	61	61
A	8	12
BBB/Baa	—	3
BB/Ba	1	1
N/R(b)	5	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2018 and December 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 5%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Schedule of Investments (unaudited) June 30, 2018	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California — 96.3%

County/City/Special District/School District — 29.3%
Anaheim California Public Financing Authority, RB, Water System Project, 5.00%, 10/01/18(b)	$1,000	$1,009,050
	1,490	1,489,628
Chino Valley Unified School District, GO, Series A, 2.00%, 08/01/18	1,000	1,000,650
City & County of San Francisco Redevelopment Agency, RB, Notre Dame Apartments, M/F, Series G, AMT, VRDN, 1.06%, 12/01/33(a)	300	300,000
City & County of San Francisco California, RB, VRDN, M/F, 1601 Mariposa Apartments(a):
Series B1, 1.01%, 07/01/57	2,200	2,200,000
Series B2 (Bank Of America NA), 1.01%, 07/01/57	1,000	1,000,000
City & County of San Francisco Redevelopment Agency, Special Tax, VRDN, Community Facility District No.4, 1.00%, 08/01/32(a)	2,250	2,250,000
County of Los Angeles Redevelopment Refunding Authority, Refunding, Tax Allocation Bonds, Series D, 5.00%, 09/01/18	1,000	1,006,230
Gilroy Unified School District, GO, 3.00%, 08/01/18	400	400,572
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 09/01/18	5,000	5,032,650
Jurupa Public Financing Authority, Refunding, Special Tax Bonds, Series A, 4.00%, 09/01/18	380	381,558
Lodi Unified School District California, GO, Refunding, (AGM), 4.00%, 08/01/18	1,000	1,002,180
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 08/01/18	200	200,420
Mission Viejo Community Development Financing Authority, RB, VRDN, Mission Viejo Mall Improvement Project, Series A, 1.18%, 09/01/28(a)	2,250	2,250,000
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 08/01/18	900	902,610
Otay Water District, COP, VRDN, Capital Projects, 1.18%, 09/01/26(a)	1,400	1,400,000
Placentia-Yorba Linda Unified School District, COP, Refunding Series A (AGM), 4.00%, 10/01/18	160	161,059
San Francisco City & County Airport Comm-San Francisco International Airport, ARB, VRDN, Series B, 0.92%, 05/01/58(a)	4,000	4,000,000
San Marcos Unified School District California, GO, CAB, 0.00%, 08/01/18(c)	500	499,440
Santa Clara Unified School District California, GO, Election of 2004, Series A, 5.00%, 07/01/18	1,690	1,690,000

		28,176,047
Education — 11.6%
University of California, Refunding RB:
Series A, 4.00%, 11/01/18	3,000	3,026,640
Series A, 5.00%, 11/01/18	900	910,926
VRDN, Series AL-1, 0.90%, 05/15/48(a)	4,000	4,000,000
VRDN, Series AL-4, 0.92%, 05/15/48(a)	3,200	3,200,000

		11,137,566
Health — 9.8%
Abag Finance Authority for Nonprofit Corps, RB, VRDN, Series A(a):
M/F, Lakeside Village Apartments, 0.90%, 10/01/46	1,500	1,500,000
Sharp HealthCare, 0.95%, 08/01/24	1,675	1,675,000
California Health Facilities Financing Authority, RB, Scripps Health, Series A, 5.00%, 10/01/18	750	756,938
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series D, 5.00%, 08/15/18	515	517,209
California Statewide Communities Development Authority, RB, The Village at Hesperia Apartments, M/F, Series CCC, AMT, VRDN, 1.11%, 11/15/39(a)	2,300	2,300,000

Security	Par (000)	Value
Health (continued)
California Statewide Communities Development Authority, Refunding RB:
Huntington Memorial Hospital, Series B, 5.00%, 07/01/18	$500	$500,000
Rady Children’s Hospital, Series A, 4.00%, 08/15/18	1,000	1,003,260
County of Los Angeles California Redevelopment Authority, Refunding, Tax Allocation Bonds, South Gate Redevelopment Project No. 1 and Claremont Consolidated Redevelopment Project, Series A, 4.00%, 09/01/18	850	853,927
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Series A, 4.00%, 10/01/18	350	352,345

		9,458,679
Housing — 0.2%
California HFA, RB, Series A (Fannie Mae), 3.20%, 08/01/18	210	210,248

State — 12.9%
State of California, GO, Refunding:
5.00%, 09/01/18	5,900	5,935,400
3.00%, 11/01/18	1,700	1,709,452
Series A, 5.00%, 07/01/18(d)	560	560,000
Series A, 5.00%, 07/01/18	160	160,000
VRDN, Series B, Sub-Series B-1 (Mizuho Bank Ltd. LOC), 0.80%, 05/01/40(a)	4,000	4,000,000

		12,364,852
Transportation — 10.9%
Bay Area Toll Authority, Refunding RB, VRDN, 2014 Remarketing, Series E1, 0.75%, 04/01/45(a)	2,500	2,500,000
County of San Diego Regional Transportation Commission, Refunding RB, VRDN:
Series A, 0.85%, 04/01/38(a)	1,000	1,000,000
Series C, 1.00%, 04/01/38(e)	3,000	3,000,000
Sacramento Transportation Authority, Refunding RB, VRDN, Measure A Sales Tax Revenue, Series A, 1.00%, 10/01/38(a)	4,000	4,000,000

		10,500,000
Utilities — 21.6%
City of Richmond California Wastewater Revenue, Refunding RB, VRDN, Series A (Barclays Bank PLC), 0.85%, 08/01/37(a)	3,710	3,710,000
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 08/01/18	1,000	1,002,110
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,011,920
City of Tulare California Sewer Revenue, Refunding RB, (AGM), 4.00%, 11/15/18	315	318,084
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,012,660
County of Orange California Water District, Refunding RB, Series A, 4.00%, 08/15/18	100	100,329
Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 07/01/18	955	955,000
Los Angeles California Department of Water & Power, Refunding RB, VRDN, Sub-Series B-3, 0.93%, 07/01/35(a)	2,400	2,400,000
Sacramento California Municipal Utility District, Refunding RB, Series X, 5.00%, 08/15/18	400	401,756
Sacramento Municipal Utility District, Refunding RB, Series E, 5.00%, 08/15/18	1,695	1,702,441
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 07/01/18	685	685,000
Stockton East Water District California, COP, Refunding, Series B (NPFGC), 0.00%, 04/01/19(c)	4,590	4,406,996

		20,706,296

Total Long Term Investments — 96.3% (Cost — $92,513,902)		92,553,688

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 3.1%

Commercial Paper
University of California, 1.22%	$3,000,000	$2,999,970

Total Short-Term Securities — 3.1% (Cost — $3,000,000)		2,999,970

Total Investments — 99.4% (Cost — $95,513,902)		95,553,658
Other Assets Less Liabilities — 0.6%		545,734

Net Assets Applicable to Common Shares — 100.0%		$96,099,392

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,961,142	(1,961,142)	—	$—	$10,351	$1,251	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$92,553,688	$—	$92,553,688
Short-Term Securities:	—	2,999,970	—	2,999,970

	$—	$95,553,658	$—	$95,553,658

(a)	See above Schedule of Investments for values in each sector.

During the period ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) June 30, 2018	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 99.0%

Alabama — 2.6%
Alabama Federal Aid Highway Finance Authority, RB, GAN, Garvee, 5.00%, 09/01/18	$6,000	$6,033,420
Tuscaloosa City Board of Education, RB, Warrants, 4.00%, 08/01/18	125	125,248

		6,158,668
California — 4.6%
County of San Diego Regional Transportation Commission, Refunding RB, VRDN, Series C, 1.25%, 04/01/38(a)	10,000	10,000,000
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 08/01/18	1,000	1,002,900

		11,002,900
Colorado — 2.1%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding, Series A, 5.00%, 12/01/18	2,150	2,181,304
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School, 4.00%, 08/15/18	175	175,597
Denver Urban Renewal Authority, Refunding, Tax Allocation Bonds, Series A-1, 5.00%, 12/01/18	1,675	1,698,148
Park Creek Metropolitan District Colorado, Refunding RB, Senior Limited Property Tax, 4.00%, 12/01/18	1,000	1,009,530

		5,064,579
Connecticut — 2.7%
Connecticut State Health & Educational Facility Authority, RB, Fairfield University, Series N, 5.00%, 07/01/18(b)	1,500	1,500,000
State of Connecticut, GO, BAN, Series A, 5.00%, 09/14/18	5,000	5,031,100

		6,531,100
Delaware — 0.3%
Delaware State Economic Development Authority, RB, State University Project, 5.00%, 10/01/18	735	740,939

Florida — 10.1%
City of Miami Beach Florida, RB, 5.00%, 09/01/18	875	880,057
County of Broward Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	3,963,326
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 07/01/22(c)	1,250	1,250,000
County of Indian River Florida School Board, COP, Refunding, Series A, 5.00%, 07/01/18	600	600,000
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	2,000	2,016,500
County of Palm Beach Solid Waste Authority, Refunding RB, 5.00%, 10/01/18	6,000	6,051,780
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center, 4.00%, 11/15/18	250	251,783
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 05/01/13(d)(e)	1,920	1,344,000
Sunshine State Governmental Financing Commission, RB, VRDN, Miami-Dade Country Program, Series B, 1.54%, 09/01/35(a)	8,000	8,000,000

		24,357,446
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living Revenue, 5.00%, 11/15/18	370	375,232

Illinois — 4.9%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Line (AGM), 5.00%, 11/01/20(c)	4,040	4,086,904
Fox Valley Park District, GO, Series A, 5.00%, 12/15/18	1,725	1,752,583
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18(b)	2,290	2,316,587
University Medical Center Rush, Series A, 5.00%, 11/15/18	1,000	1,012,320

Security	Par (000)	Value
Illinois (continued)
State of Illinois, GO, Refunding, 5.00%, 08/01/18	$2,500	$2,505,525

		11,673,919
Iowa — 0.3%
University of Iowa, Refunding RB, Series S, 5.00%, 11/01/18	655	662,605

Kansas — 1.0%
Kansas Development Finance Authority, Refunding RB:
Prerefunded Adventist Health System, 5.00%, 11/15/18(b)	55	55,673
Unrefunded Adventist Health System, 5.00%, 11/15/18	2,445	2,475,929

		2,531,602
Kentucky — 0.7%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 12/01/18	1,755	1,776,481

Maryland — 0.6%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Meritas Medical Center, 5.00%, 07/01/18	400	400,000
University of Maryland Medical System, 5.00%, 07/01/18	1,000	1,000,000

		1,400,000
Massachusetts — 4.2%
Massachusetts Water Resources Authority, Refunding RB, VRDN, Series E, 1.53%, 08/01/37(a)	10,000	10,000,000

Michigan — 1.7%
Michigan State Building Authority, Refunding RB, Facilities Program Series, 6.00%, 10/15/38(c)	1,455	1,474,031
Michigan State Finance Authority, Refunding RB, AMT, 5.00%, 11/01/18	2,100	2,122,344
Saginaw Valley State University, RB, Series A, 5.00%, 07/01/18	600	600,000

		4,196,375
Missouri — 0.7%
City of Kansas City Missouri, Refunding ARB, AMT, Series A, 5.00%, 09/01/18	1,750	1,759,695

Nevada — 1.4%
County of Clark Nevada, Refunding, Special Assessment Bonds, Improvement District No. 142, Mountain’s Edge, 4.00%, 08/01/18	3,250	3,253,283

New Hampshire — 2.0%
New Hampshire State Turnpike System, RB, Series A, 5.00%, 10/01/18	4,740	4,781,617

New Jersey — 4.7%
County of Atlantic New Jersey, Refunding, 3.00%, 10/01/18	1,855	1,861,492
New Jersey Educational Facilities Authority, RB, Seton Hall University, Series D, 5.00%, 07/01/18	320	320,000
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18(b)	2,500	2,549,275
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 07/01/18	850	850,000
Barnabas Health, Series A, 5.00%, 07/01/18(b)	2,000	2,000,000
Princeton HealthCare System, 5.00%, 07/01/18	1,620	1,620,000
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT, 5.00%, 12/01/18	2,000	2,026,060

		11,226,827
New York — 17.6%
City of New York Water & Sewer System, Refunding RB, VRDN, 2nd General Resolution, Series BB-1, 1.46%, 06/15/36(a)	4,200	4,200,000

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.00%, 11/15/18	$1,000	$1,013,250
Series F, 4.00%, 11/15/18	200	201,914
VRDN, Trasportation, Sub Series E-2, 1.49%, 11/15/50(a)	9,800	9,800,000
Nassau Health Care Corp., Refunding RB, Sub-Series B-1, 1.48%, 08/01/29(a)	7,050	7,050,000
New York City Municipal Water Finance Authority, RB, VRDN Water and Sewer System Revenue bonds, Sub-Series B-1B, 1.49%, 06/15/24(a)	7,600	7,600,000
New York State Housing Finance Agency, RB, M/F Housing, 625 West 57th Street, Series A, 1.47%, 05/01/49(a)	2,800	2,800,000
New York State Housing Finance Agency, Refunding RB, VRDN, Economic Development and Housing, Series C, 1.54%, 03/15/33(a)	8,000	8,000,000
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/18	1,500	1,503,465

		42,168,629
Ohio — 4.9%
Country of Franklin Ohio, Refunding RB, Ohio Health Corporation, Series D, 1.53%, 11/15/33(a)	4,900	4,900,000
County of Franklin Ohio Nationwide Children’s Hospital, RB, VRDN, National Hospital Project, Series B, 1.52%, 11/01/45(a)	4,500	4,500,000
County of Hamilton Convention Facilities Authority, Refunding RB, 5.00%, 12/01/18	2,415	2,448,665

		11,848,665
Oklahoma — 0.2%
Norman Regional Hospital Authority, Refunding RB, 4.00%, 09/01/18	420	421,508

Pennsylvania — 11.8%
Altoona City Authority, Refunding RB, 5.25%, 11/01/18	2,500	2,529,875
Chester County Health & Education Facilities Authority, Refunding RB, 4.00%, 12/01/18	805	808,462
City of Philadelphia PA Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/18	1,785	1,785,000
County of Bucks Pennsylvania IDA, Refunding RB, VRDN, Grand View Hospital, Series A, 1.48%, 07/01/34(a)	7,000	7,000,000
County of Westmoreland Municipal Authority, Refunding RB, (BAM), 4.00%, 08/15/18	250	250,765
Northampton County General Purpose Authority, RB, Series A, 5.38%, 08/15/28(c)	4,000	4,018,200
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc. Project, 1.55%, 12/01/33(a)	5,000	4,995,200
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,004,470
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project, 4.00%, 10/01/18	285	285,938
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University Propertise, Inc. Student Housing Project at East, 4.00%, 07/01/18	315	315,000
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 1.55%, 10/01/18	1,065	1,064,808
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 07/01/18	1,500	1,500,000
Philadelphia Gas Works Co., Refunding RB, 4.00%, 08/01/18	1,790	1,793,347
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 07/15/18	900	901,026

		28,252,091

Security	Par (000)	Value
Tennessee — 0.5%
Metropolitan Gov’t Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 4.00%, 10/01/18	$260	$261,368
Tennessee Energy Acquisition Corp., RB, Series A, 5.25%, 09/01/18	1,040	1,045,980

		1,307,348
Texas — 11.0%
City of Austin, Refunding RB, VRDN, Subordinate Lien, Series A, 1.51%, 11/15/29(a)	8,000	8,000,000
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 07/01/18	1,000	1,000,000
Houston ISD Public Facilities Authority, RB, 5.00%, 09/15/18	5,000	5,036,300
State of Texas, RB, 4.00%, 08/30/18	8,000	8,033,200
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,423,787

		26,493,287
Virginia — 4.9%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,245,264
Fairfax County Industrial Development Authority, Refunding RB, VRDN, Inova Health System Project, Series C, 1.54%, 05/15/42(a)	8,000	8,000,000
Virginia College Building Authority, Refunding RB, Series A, 5.00%, 07/01/18(f)	785	785,000
Virginia Port Authority, Refunding RB, Series B, AMT, 5.00%, 07/01/18	1,790	1,790,000

		11,820,264
Washington — 3.3%
Energy Northwest, Refunding RB, Wind Project Revenue, 5.00%, 07/01/18	2,865	2,865,000
State of Washington, GO, Series 2010C, 5.00%, 08/01/18	4,480	4,492,499
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	504,265

		7,861,764

Total Long-Term Investments — 99.0% (Cost — $238,177,812)		237,666,824

	Shares
Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.23%(g)(h)	20,676	20,678

Total Short-Term Securities — 0.0% (Cost — $20,678)		20,678

Total Investments — 99.0% (Cost — $238,198,490)		237,687,502
Other Assets Less Liabilities — 1.0%		2,415,701

Net Assets Applicable to Common Shares — 100.0%		$240,103,203

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(g)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Municipal 2018 Term Trust (BPK)

(h)	During the period ended June 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	224,376	(203,700)	20,676	$20,678	$11,202	$394	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$237,666,824	$—	$237,666,824
Short-Term Securities	20,678	—	—	20,678

	$20,678	$237,666,824	$—	$237,687,502

(a)	See above Schedule of Investments for values in each state or political subdivision.

During the period ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 96.5%

New York — 96.5%
Corporate — 0.9%
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/18	$500	$501,155

County/City/Special District/School District — 14.8%
City of New York New York, GO, Fiscal 2017, Sub Series A-4, 1.12%, 08/01/44(a)	2,000	2,000,000
City of New York New York, GO, Refunding, Series A, 5.00%, 08/01/18	500	501,435
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Series A-1, 1.20%, 11/15/28(a)	800	800,000
City of Rochester New York, GO, Refunding, Series I, 4.00%, 08/15/18	2,000	2,006,380
County of Erie New York Industrial Development Agency, GO, Series A, 5.00%, 09/15/18	350	352,513
Haverstraw-Stony Point Central School District, GO, Refunding, 4.00%, 10/15/18	1,000	1,007,500
New York Local Government Assistance Corp., Refunding RB, VRDN, Series B (Series Lien), 1.24%, 04/01/20(a)	1,375	1,375,000

		8,042,828
Education — 20.8%
County of Onondaga New York Trust for Cultural Resources, Refunding RB, VRDN, Syracuse University Project, Series A (Wells Fargo Bank NA LOC), 1.16%, 12/01/29(a)	2,000	2,000,000
County of Tompkins New York Development Corp., Refunding RB, Ithaca College, 4.00%, 07/01/18	500	500,000
New York State Dormitory Authority, RB:
Columbia University, Series A, 1.05%, 09/01/39(a)	2,000	2,000,000
School Districts Financing Program, Series C, 4.00%, 10/01/18	535	538,504
VRDN, Rockefeller University, Series A2, 1.15%, 07/01/32(a)	2,000	2,000,000
New York State Dormitory Authority, RB, Culinary Institute of America Insured Revenue Bonds, 1.21%, 07/01/36(a)	400	400,000
New York State Dormitory Authority, Refunding RB:
Mental Health Service, 5.00%, 08/15/18(b)	5	5,022
Pratt Institute, Series A, 4.00%, 07/01/18	310	310,000
Series A, 3.00%, 07/01/18	1,300	1,300,000
New York State Dormitory Authority, Refunding RB, VRDN, City University, Consolidated 5th, Series D (TD Bank NA LOC), 1.15%, 07/01/31(a)	2,000	2,000,000
Teachers College, Series A, 5.00%, 07/01/18	250	250,000

		11,303,526
Health — 12.5%
County of Westchester Industrial Development Agency, Refunding RB, VRDN, Northern Westchester Hospital Association Civic Facility, 1.15%, 11/01/24(a)	1,000	1,000,000
Nassau Health Care Corp., Refunding RB, Sub-Series B-1 (TD Bank NA LOC), 1.15%, 08/01/29(a)	1,870	1,870,000
New York City Health & Hospital Corp., Refunding RB, Health System Bonds, Series B, 1.17%, 02/15/31(a)	2,000	2,000,000
New York State Dormitory Authority, Refunding RB, Miriam Osborn Memorial Home, 2.50%, 07/01/18	1,890	1,890,000

		6,760,000
Housing — 12.4%
New York City Housing Development Corp., RB, Montefiore Medical Center Project, Series A, 1.22%, 05/01/30(a)	600	600,000
New York State Housing Finance Agency, HRB, VRDN, M/F, 10 Barclay Street, Series A (Fannie Mae Liquidity Facility), 1.20%, 11/15/37(a)	1,700	1,700,000

Security	Par (000)	Value
Housing (continued)
New York State Housing Finance Agency, Refunding RB(a):
M/F, Dock Street Housing Revenue Bonds, Series A, 1.20%, 11/01/46	$1,900	$1,900,000
Series M-1, 1.11%, 09/15/21	560	560,000
VRDN, Series L (Bank of America NA LOC), 1.11%, 09/15/21	650	650,000
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/18(c)	500	508,270
New York State Urban Development Corp., Refunding RB, Series A-3 (JPMorgan Chase Bank NA SBPA), 1.17%, 03/15/33(a)	800	800,000

		6,718,270
Transportation — 25.5%
Metropolitan Transportation Authority, RB, VRDN, Sub-Series B-1, 1.19%, 11/01/22(a)	950	950,000
Metropolitan Transportation Authority, Refunding RB:
Series C, 5.00%, 11/15/18	1,965	1,990,958
Series F, 4.00%, 11/15/18	300	302,871
VRDN, Transportation, Sub Series E-2, 1.13%, 11/15/50(a)	2,000	2,000,000
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 09/15/18(c)	1,750	1,763,142
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/18	900	913,104
193rd Series, 4.00%, 10/15/18	1,000	1,007,420
Triborough Bridge & Tunnel Authority, RB, VRDN, General, Series A, 1.15%, 11/01/35(a)	1,900	1,900,000
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 4.00%, 11/15/18	3,000	3,030,150

		13,857,645
Utilities — 9.6%
City of New York New York Water & Sewer System, Refunding RB, VRDN, 2nd General Resolution, Fiscal 2008, Series BB-1, 1.13%, 06/15/36(a)	1,200	1,200,000
New York City Municipal Water Finance Authority, RB, VRDN Water and Sewer System Revenue bonds, Sub-Series B-1B, 1.19%, 06/15/24(a)	2,000	2,000,000
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution Revenue Bonds, Adjustable Rate, Series AA, 1.20%, 06/15/46(a)	2,000	2,000,000

		5,200,000

Total Municipal Bonds in New York		52,383,424

Total Long-Term investments — 96.5% (Cost — $52,365,286)		52,383,424

	Shares
Short-Term Securities — 2.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.23%(d)(e)	1,596,526	1,596,686

Total Short-Term Securities — 2.9% (Cost — $1,596,657)		1,596,686

Total Investments — 99.4% (Cost — $53,961,943)		53,980,110
Other Assets Less Liabilities — 0.6%		322,584

Net Assets Applicable to Common Shares — 100.0%		$54,302,694

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock New York Municipal 2018 Term Trust (BLH)

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Annualized 7-day yield as of period end
(e)	During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Trust t for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain/(Loss (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	261,493	1,335,033	1,596,526	$1,596,686	$8,139	$186	$81

(a)	Includes net capital gain distributions, if applicable

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$52,383,424	$—	$52,383,424
Short-Term Securities	1,596,686	—	—	1,596,686

	$1,596,686	$52,383,424	$—	$53,980,110

(a)	See above schedule of investments for values in each sector

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2018 (unaudited)

	BJZ	BPK	BLH

ASSETS
Investments at value — unaffiliated(a)	$95,553,658	$237,666,824	$52,383,424
Investments at value — affiliated(b)	—	20,678	1,596,686
Cash	3,714,413	—	—
Receivables:
Interest — unaffiliated	602,573	2,120,298	235,240
Investments sold	5,067	485,000	130,000
Dividends — affiliated	1,592	3,820	2,250
Investment adviser	150	402	212
Prepaid expenses	6,355	10,532	5,687

Total assets	99,883,808	240,307,554	54,353,499

LIABILITIES
Payables:
Investments purchased	3,712,894	—	—
Other accrued expenses	41,668	76,782	31,878
Income dividend distributions	16,083	79,540	9,083
Officer’s and Trustees’ fees	13,771	48,029	9,844

Total liabilities	3,784,416	204,351	50,805

NET ASSETS	$96,099,392	$240,103,203	$54,302,694

NET ASSETS CONSIST OF
Paid-in capital(c)	$92,839,598	$234,699,356	$52,955,382
Undistributed net investment income	2,977,432	6,923,124	1,336,145
Undistributed net realized gain (accumulated net realized loss)	242,606	(1,008,289)	(7,000)
Net unrealized appreciation (depreciation)	39,756	(510,988)	18,167

NET ASSETS	$96,099,392	$240,103,203	$54,302,694

Net asset value, offering and redemption price per share	$14.94	$15.09	$14.95

(a) Investments at cost — unaffiliated	$95,513,902	$238,177,812	$52,365,286
(b) Investments at cost — affiliated	$—	$20,678	$1,596,657
(c) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	6,433,028	15,908,028	3,633,028

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Operations  (unaudited)

Six Months Ended June 30, 2018

	BJZ	BPK	BLH

INVESTMENT INCOME
Interest — unaffiliated	$875,585	$2,264,967	$448,745
Dividends — affiliated	10,351	11,202	8,139

Total investment income	885,936	2,276,169	456,884

EXPENSES
Investment advisory	190,023	479,645	107,398
Professional	9,251	17,221	7,313
Accounting services	9,101	19,560	5,857
Transfer agent	8,474	11,182	7,941
Registration	4,637	4,637	4,637
Trustees and Officer	4,437	10,939	2,493
Custodian	2,530	6,310	1,458
Printing	2,411	3,095	2,217
Miscellaneous	6,652	12,379	5,902

Total expenses excluding interest expense and fees	237,516	564,968	145,216
Interest expense and fees(a)	—	23,385	—

Total expenses	237,516	588,353	145,216
Less fees waived and/or reimbursed by the Manager	(190,819)	(480,637)	(108,058)

Total expenses after fees waived and/or reimbursed	46,697	107,716	37,158

Net investment income	839,239	2,168,453	419,726

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	241,408	709,404	280,084
Investments — affiliated	1,251	394	186

	242,659	709,798	280,270

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(378,041)	(1,094,902)	(320,907)
Investments — affiliated	—	—	81

	—	—	(320,826)

Net realized and unrealized loss	(135,382)	(385,104)	(40,556)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$703,857	$1,783,349	$379,170

(a)	Related to TOB Trusts.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BJZ
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$839,239	$2,326,424
Net realized gain	242,659	528
Net change in unrealized appreciation (depreciation)	(378,041)	(970,642)

Net increase in net assets resulting from operations	703,857	1,356,310

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(96,495)	(1,983,946)

NET ASSETS
Total increase (decrease) in net assets	607,362	(627,636)
Beginning of period	95,492,030	96,119,666

End of period	$96,099,392	$95,492,030

Undistributed net investment income, end of period	$2,977,432	$2,234,688

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets  (continued)

	BPK
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,168,453	$5,378,057
Net realized gain (loss)	709,798	(1,635,259)
Net change in unrealized appreciation (depreciation)	(1,094,902)	251,758

Net increase in net assets applicable to Common Shareholders resulting from operations	1,783,349	3,994,556

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(477,241)	(4,384,254)
From net realized gain	—	(3,084)

Decrease in net assets resulting from distributions to shareholders	(477,241)	(4,387,338)

NET ASSETS
Total increase (decrease) in net assets	1,306,108	(392,782)
Beginning of period	238,797,095	239,189,877

End of period	$240,103,203	$238,797,095

Undistributed net investment income, end of period	$6,923,124	$5,231,912

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BLH
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$419,726	$1,009,788
Net realized gain	280,270	406
Net change in unrealized appreciation (depreciation)	(320,826)	(359,506)

Net increase in net assets applicable to Common Shareholders resulting from operations	379,170	650,688

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(54,495)	(731,692)

NET ASSETS
Total increase (decrease) in net assets	324,675	(81,004)
Beginning of period	53,978,019	54,059,023

End of period	$54,302,694	$53,978,019

Undistributed net investment income, end of period	$1,336,145	$970,914

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

	BJZ
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014		2013
Net asset value, beginning of period	$14.84		$14.94		$15.15	$15.30	$15.36		$15.81

Net investment income(a)	0.13		0.36		0.34	0.36	0.40		0.61
Net realized and unrealized gain (loss)	(0.01)		(0.15)		(0.22)	(0.13)	0.08		(0.42)
Distributions to Auction Market Preferred Shares (“AMPS”) from net investment income	—		—		—	—	(0.00	)(b)	(0.01)

Net increase from investment operations	0.12		0.21		0.12	0.23	0.48		0.18

Distributions to Common Shareholders from net investment income(c)	(0.02)		(0.31)		(0.33)	(0.38)	(0.54)		(0.63)

Net asset value, end of period	$14.94		$14.84		$14.94	$15.15	$15.30		$15.36

Market price, end of period	$14.79		$14.56		$15.04	$15.05	$15.24		$15.77

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.77	%(e)	1.38%		0.80%	1.52%	3.09%		1.07%

Based on market price	1.68	%(e)	(1.19)%		2.14%	1.24%	0.01%		1.21%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.50	%(f)	0.53	%(g)	0.53%	0.54%	0.57	%(h)	0.82	%(h)

Total expenses after fees waived and paid indirectly	0.10	%(f)	0.13	%(g)	0.53%	0.54%	0.57	%(h)(i)	0.82	%(h)(i)

Net investment income	1.77	%(f)	2.42	%(g)	2.27%	2.39%	2.57	%(h)	3.92	%(h)

Distributions to AMPS Shareholders	—%		—		—	—	0.00	%(j)	0.07%

Net investment income to Common Shareholders	1.77	%(f)	2.42	%(g)	2.27%	2.39%	2.57%		3.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$96,099		$95,492		$96,120	$97,435	$98,439		$98,842

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$—		$—		$—	$—	$—		$26,850

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$—		$—		$—	$—	$—		$117,032

Portfolio turnover rate	42%		25%		13%	6%	12%		—

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Does not reflect the effect of distributions to AMPS Shareholders.
(i)	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and remarketing fees was 0.57%, and 0.75%, respectively.
(j)	Amount is less than 0.005%.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BPK
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$15.01		$15.04		$15.34		$15.76	$15.57		$16.07

Net investment income(a)	0.14		0.34		0.36		0.41	0.61		0.72
Net realized and unrealized gain (loss)	(0.03)		(0.09)		(0.29)		(0.23)	0.26		(0.44)
Distributions to Auction Market Preferred Shares (“AMPS”) Shareholders from net investment income	—		—		—		—	(0.00	)(b)	(0.01)

Net increase from investment operations	0.11		0.25		0.07		0.18	0.87		0.27

Distributions to Common Shareholders(c)
From net investment income	(0.03)		(0.28)		(0.37)		(0.60)	(0.68)		(0.77)
From net realized gain	—		(0.00	)(b)	(0.00	)(b)	—	—		—

Total distributions to Common Shareholders	(0.03)		(0.28)		(0.37)		(0.60)	(0.68)		(0.77)

Net asset value, end of period	$15.09		$15.01		$15.04		$15.34	$15.76		$15.57

Market price, end of period	$15.00		$14.77		$14.98		$15.50	$16.13		$15.94

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.73	%(e)	1.65%		0.46%		1.11%	5.53%		1.55%

Based on market price	1.77	%(e)	0.42%		(0.97)%		(0.18)%	5.50%		0.88%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.50	%(f)	0.52%		0.51%		0.51%	0.64	%(g)	0.73	%(g)

Total expenses after fees waived	0.09	%(f)	0.11%		0.51%		0.51%	0.64	%(g)(h)	0.73	%(g)(h)

Total expenses after fees waived and excluding interest expense and fees	0.07	%(f)	0.08%		0.49%		0.50%	0.63	%(g)	0.72	%(g)

Net investment income	1.83	%(f)	2.24%		2.33%		2.61%	3.89%		4.56%

Distributions to AMPS Shareholders	—		—		—		—	0.02%		0.06%

Net investment income to Common Shareholders	1.83	%(f)	2.24%		2.33%		2.61%	3.87%		4.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$240,103		$238,797		$239,190		$244,009	$250,751		$247,679

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		—	—		69,250

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		—	—		114,415

Borrowings outstanding, end of period (000)	$—		$3,750		$3,750		$3,750	$3,750		$3,750

Portfolio turnover rate	43%		3%		16%		18%	14%		3%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Does not reflect the effect of distributions to AMPS Shareholders.
(h)	For years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding interest expense and fees and remarketing fees was 0.60% and 0.67%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLH
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$14.86		$14.88	$15.08	$15.21		$15.05		$15.67

Net investment income(a)	0.12		0.28	0.23	0.25		0.35		0.44
Net realized and unrealized gain (loss)	(0.01)		(0.10)	(0.20)	(0.05)		0.18		(0.48)
Distributions to Auction Market Preferred Shares (“AMPS”) Shareholders from net investment income	—		—	—	(0.00	)(b)	(0.00	)(b)	(0.01)

Net increase (decrease) from investment operations	0.11		0.18	0.03	0.20		0.53		(0.05)

Distributions to Common Shareholders from net investment income(c)	(0.02)		(0.20)	(0.23)	(0.33)		(0.37)		(0.57)

Net asset value, end of period	$14.95		$14.86	$14.88	$15.08		$15.21		$15.05

Market price, end of period	$14.74		$14.70	$14.73	$14.94		$14.95		$15.23

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.71	%(e)	1.22%	0.18%	1.29%		3.58%		(0.36)%

Based on market price	0.37	%(e)	1.15%	0.10%	2.16%		0.61%		(1.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.54	%(f)(g)	0.58%	0.59%	0.64	%(h)	0.79	%(h)	0.89	%(h)

Total expenses after fees waived	0.14	%(f)(g)	0.18%	0.59%	0.64	%(h)(i)	0.79	%(h)(i)	0.89	%(h)(i)

Net investment income	1.56	%(f)(g)	1.86%	1.54%	1.64	%(h)	2.29	%(h)	2.89	%(h)

Distributions to AMPS Shareholders	—		—	—	0.00	%(j)	0.03%		0.07%

Net investment income to Common Shareholders	1.56	%(f)(g)	1.86%	1.54%	1.64%		2.26%		2.82%

Supplemental Data
Net assets, end of period (000)	$54,303		$53,978	$54,059	$54,781		$55,275		$54,667

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$—		$—	$—	$—		$12,050		$16,425

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$—		$—	$—	$—		$139,678		$108,207

Portfolio turnover rate	60%		1%	5%	14%		4%		7%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Does not reflect the effect of distributions to AMPS Shareholders.
(i)	For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.63%, 0.75% and 0.83%, respectively.
(j)	Amount is less than 0.005%.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal 2018 Term Trust	BJZ	Delaware	Non-diversified
BlackRock Municipal 2018 Term Trust	BPK	Delaware	Diversified
BlackRock New York Municipal 2018 Term Trust	BLH	Delaware	Non-diversified

The Trusts are scheduled to terminate on or before December 31, 2018 pursuant to each Trust’s agreement and declaration of trust.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, a Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards:

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer[s] municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating Trust[s] that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which the Trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are

	Interest Expense	Liquidity Fees	Other Expenses	Total
BPK	$16,329	$5,935	$1,120	$23,384

For the six months ended June 30, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BPK	$—	$—	—%	$2,258,287	2.09%

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holder[s], would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where [a/the] Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at June, 30, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at June 30, 2018.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 0.40% of the average weekly value of each Trust’s managed assets.

For purposes of calculating this fee, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Waivers: With respect to each Trust, effective January 1, 2017, the Manager voluntarily agreed to waive the entirety of the investment advisory fees with respect to each Trust. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended June 30, 2018, the amounts waived in investment advisory fees pursuant to these arrangements, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

	BJZ	BPK	BLH
Amounts waived	$190,023	$479,645	$107,398

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts waived were as follows:

	BJZ	BPK	BLH
Amounts waived	$796	$992	$660

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchase	Sales	Net Realized Gain (Loss)
BJZ	$8,002,786	—	—
BPK	$4,203,953	—	—

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were as follow:

	BJZ	BPK	BLH
Purchases	$45,085,000	$109,835,000	$32,885,000
Sales	$39,109,625	$103,193,099	$30,775,665

7.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BPK	BLH
2018	$—	$287,250
No expiration date	1,634,142

	$1,634,142	$287,250

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivative financial instruments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BJZ	BPK	BLH
Tax cost	$95,513,955	$238,206,218	$53,961,962

Gross unrealized appreciation	$53,503	$128,887	$21,564
Gross unrealized depreciation	(13,800)	(647,603)	(3,416)

Net unrealized appreciation (depreciation)	$39,703	$(518,716)	$18,148

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that each Trust will achieve its investment objective, and each Trust may return less than $15.00 per share. As each Trust approaches its scheduled termination date, it is expected that the maturity of the Trust’s portfolio securities will shorten, which is likely to reduce the Trust’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Concentration Risk: BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BJZ invested a significant portion of its assets in securities in the county, city, special district, school district sectors. BPK invested a significant portion of its assets in the transportation and utilities sectors. BLH invested a significant portion of its assets in the transportation and county, city, special district, school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

9.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the six months ended June 30, 2018 and for the year ended December 31, 2017, shares issued and outstanding remained constant for all Trusts.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BJZ	$0.0025	$0.0025
BPK	0.0050	0.0050
BLH	0.0025	0.0025

(a)	Net investment income dividend paid on July 31, 2018 to shareholders of record on July 16, 2018.
(b)	Net investment income dividend declared on August 1, 2018, payable to shareholders of record on August 15, 2018.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH” and together with BJZ and BPK, each a “Trust,” and, collectively, the “Trusts”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust. Each Board’s consideration of the Agreement for its Trust is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Trust’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (d) Trust operating expenses and how BlackRock allocates expenses to the Trust; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Trust’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Each Board considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each Trust has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Trusts’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trusts’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Trust; (g) a summary of aggregate amounts paid by each Trust to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Trust.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	33

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to its Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Trust’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Trust, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Trust’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Trust as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of each of BJZ, BPK and BLH noted that for each of the one-, three- and five-year periods reported, its Trust ranked in the fourth quartile against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for the Trusts. The Composite measures a blend of total return and yield. Each Board noted that its Trust has a targeted maturity, and as such, has managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s estimated profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Trust and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

Each Board noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. Each Board also noted that BlackRock and the Board agreed to voluntarily waive the entirety of its Trust’s advisory fee effective January 1, 2017.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	35

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee and President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as a Interested Trustee of the Trusts.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 36, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Notes
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
GAN	Grant Anticipation Notes
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LOC	Letter of Credit
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	39

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK3-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

2

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2018 Term Trust

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2018 Term Trust

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2018 Term Trust

Date: September 4, 2018

4